Significant Subsequent Events	12 Months Ended
Dec. 31, 2019
Text block1 [abstract]
Significant Subsequent Events
10.	SIGNIFICANT SUBSEQUENT EVENTS

(1)
Recently the emergence and wide spread of COVID-19 has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in most part of the world where the Company and the Company’s customers operate. If such outbreak continues or worsens, it may adversely affect the Company’s business, financial condition and operating results for 2020 as we have significant operations in China, Taiwan and the Asia Pacific region. Because of the significant uncertainties surrounding the COVID-19 outbreak, the extent of the business and the related financial impact cannot be predicted at this time.

(2)	On February 11, 2020, the Board of Directors of HJ resolved to participate in the capital injection of USCXM in stages for a total investment amount of RMB¥3.5 billion.